UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2003

Riggs National Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-9756	52-1217953
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 835-4309

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)  Exhibits.

99.1      Press Release of Riggs National Corporation, dated April 15, 2003.

Item 9. Regulation FD Disclosure.

     The information included in this section is intended to be included in “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On Tuesday, April 15, 2003, Riggs National Corporation issued a press release announcing its first quarter earnings for the fiscal quarter ending March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2003

Riggs National Corporation

By:	/s/ Steven T. Tamburo
Steven T. Tamburo
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of Riggs National Corporation, dated April 15, 2003.